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                                                            Exhibit 99.6

           CONSENT TO THE INCLUSION OF NAME IN REGISTRATION STATEMENT



     The undersigned hereby consents to the inclusion of the undersigned's name in the Registration Statement on Form S-4 (No. 333-59557) of Cell Pathways Holdings, Inc. and any amendment thereto.


                                        /s/  Ronald L. Panitch
                                        --------------------------------------
                                        Name: Panitch, Schwarze, Jacobs
                                              & Nadel, P.C.

Date: Sept. 3, 1998